                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ______________

                                   FORM 8-K

                                ______________


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 3, 1998
                                                   ------------

                          ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


         1-1196                                           23-0371610
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(Commission File Number)                                (IRS Employer
                                                     Identification No.)


515 South Flower Street, Los Angeles, California           90071
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (213) 486-3511
                                                   ------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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     Consistent with its strategy to focus on growth in its core oil and gas businesses, ARCO has announced that it has reached agreement with ARCO Chemical Company to reduce its 82.2 percent ownership of ARCO Chemical Common Stock to 50 percent. On June 3, 1998, ARCO Chemical Company filed with the SEC a Registration Statement on Form S-3 registering approximately 26 million shares of ARCO Chemical Common Stock to be sold by ARCO in the public offering.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        27.1 Restated Financial Data Schedule for the quarterly period ended September 30, 1997.

        27.2 Restated Financial Data Schedule for the quarterly period ended June 30, 1997.

        27.3 Restated Financial Data Schedule for the quarterly period ended March 31, 1997.

        27.4 Restated Financial Data Schedule for the fiscal year ended December 31, 1996.

        27.5 Restated Financial Data Schedule for the fiscal year ended December 31, 1995.

        27.6 Restated Financial Data Schedule for the quarterly period ended September 30, 1996.

        27.7 Restated Financial Data Schedule for the quarterly period ended June 30, 1996.

        27.8 Restated Financial Data Schedule for the quarterly period ended March 31, 1996.

        99.1  Press Release dated June 3, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC RICHFIELD COMPANY

                                        /s/ ALLAN L. COMSTOCK
                                       ------------------------------------
                                       Allan L. Comstock
                                       Vice President and Controller

Dated: June 4, 1998